SUBSIDIARIES OF REGISTRANT

Armor Holdings, Inc.'s subsidiaries as of December 31, 2002, are listed below.

                                                                                                 PERCENTAGE
                                                                                                OWNED BY ITS
                                                                          STATE OR COUNTRY       IMMEDIATE
                                                                          OF ORGANIZATION          PARENT
                                                                          ---------------          ------
Registrant
----------
Armor Holdings, Inc.                                                          Delaware

Subsidiaries
------------
AHI Properties I, Inc.                                                        Delaware             100%

Armor Brands, Inc.                                                            Delaware             100%

ArmorGroup Integrated Systems, Inc.                                           Delaware             100%

ArmorGroup North America, Inc.                                                Delaware             100%

Armor Holdings GP, LLC                                                        Delaware             100%
     Armor Group Limited Partnership                                          Scotland             1%*
         Armor Group Services, LLC                                            Delaware             100%
         Armor Group (Asia Pacific) Co., Limited (BVI)                        British Virgin       100%
                                                                              Islands
              O'Reilly Vernier & Gurka Singapore Pte. Limited                 Singapore            100%
              Armor Group (Asia Pacific) Co., Limited (Hong Kong)             Hong Kong            100%
              Armor Group (Asia Pacific) Co., Limited (Thailand)              Thailand             99.9%
         Armor Holdings Limited                                               United Kingdom       100%
              Alarm Protection Services Ltd.                                  Uganda               1%*
              ArmorGroup Kenya Limited                                        Kenya                1%*
              Armor Group Limited                                             United Kingdom       100%
              ArmorGroup Mexico SA de CV                                      Mexico               98%*
              ArmorGroup Services Limited                                     United Kingdom       100%
                  ArmorGroup Services (Jersey) Limited                        Jersey               100%
                  ArmorGroup Mexico SA de CV                                  Mexico               2%*
                  Servicios ArmorGroup Mexico SA de CV                        Mexico               2%*
                  Defence Systems France SARL                                 France               100%
                      Defence Systems International Africa SA                 France               66.6%
                  DSL (Overseas) Limited                                      Cyprus               100%
                  Site Logistics S.p.r.l.                                     Democratic           99%
                                                                              Republic of Congo
                                                                              (DRC)
                  ArmorGroup (Nigeria) Limited                                Nigeria              100%
              Armor Group Tanzania Limited                                    Tanzania             98%
              Armor Holding Chad SARL                                         Chad                 100%
              Armor Products International Limited                            United Kingdom       100%
              Asmara Limited                                                  United Kingdom       100%
              CDR International Ltd                                           United Kingdom       100%
                  CDR International, Inc.                                     Delaware             100%
              Defence Systems Eurasia Limited                                 United Kingdom       100%
                  Defence Systems Eurasia Limited (Ukraine)                   Ukraine              100%
                  Defence Systems Eurasia Limited (Moscow)                    Russia               100%
                  ArmorGroup Eurasia ZAO                                      Russia               100%
                      ArmorGroup Humanitarian Operations LLC                  Russia               100%

                      ArmorGroup Sever LLC                                    Russia               100%
                      ArmorGroup Vostok OOO ChOP                              Russia               100%
                      ArmorGroup Yug OOO ChOP                                 Russia               100%
                  ArmorGroup Eurasia Limited (Azerbaijan)                     Azerbaijan           100%
              Defence Systems Limited                                         United Kingdom       100%
              DSL Holdings Limited                                            United Kingdom       100%
                  Defence Systems International Limited                       United Kingdom       100%
                      Armor Holdings Venezuela SA                             Venezuela            100%
                           Vulcano Integrated Alarm Systems SA (VIAS)         Venezuela            99%*
                           Armor Integracion SA                               Venezuela            100%
                              Armor Group Venezuela SA                        Venezuela            100%
                                    Vulcano Integrated Alarm Systems SA       Venezuela            1%*
                                    (VIAS)
                  Defence Systems Colombia SA                                 Columbia             94.5%
              DSL Integrated Systems Limited                                  United Kingdom       100%
                  DSL Integrated Systems Limited Liability Company            Russia               100%
              DSL Security (Asia) Pte Limited                                 Singapore            100%
                  Armor Group Africa (Pty) Limited                            South Africa         100%
                     Armor Group Mozambique Lda                               Mozambique           99%
                     Mozambique Mine Action Limitada                          Mozambique           90%
              Gorandel Trading Limited (Cyprus)                               Cyprus               100%
              Servicios ArmorGroup Mexico SA de CV                            Mexico               98%*
              U.S. Defense Systems, LLC                                       Delaware             100%
                  Defence Systems Ecuador DSE SA                              Ecuador              99.9%
                  US Defense Systems Peru, S.A.C.                             Peru                 100%
                      Armor Group Peru SA                                     Peru                 100%
                      Armor Group Oriente SAC                                 Peru                 100%
                  Defence Systems Africa (Congo) SPRL                         Democratic           99.6%
                                                                              Republic of Congo
                                                                              (DRC)
                  USDS (Zimbabwe) (Private) Limited                           Zimbabwe             100%
         Armor (Special Clearance Services) Limited                           British Virgin       100%
                                                                              Islands
         Alarm Protection Services Ltd.                                       Uganda               99%*
         ArmorGroup Kenya Limited                                             Kenya                99%*
     AH Worldwide LP                                                          Scotland             1%*
         AH Holdings Germany GmbH                                             Germany              100%
              TRASCO Grundstucksverwaltungs GmbH                              Germany              100%
              TRASCO Vehicles GmbH                                            Germany              100%
     Armor Services Limited Partnership                                       Scotland             1%*

Armor Holdings LP, LLC                                                        Delaware             100%
     Armor Group Limited Partnership                                                               99%*
     AH Worldwide LP                                                          Scotland             99%*
         AH Holdings Germany GmbH                                             Germany              100%
              TRASCO Grundstucksverwaltungs GmbH                              Germany              100%
              TRASCO Vehicles GmbH                                            Germany              100%
     Armor Services Limited Partnership                                       Scotland             99%*

Armor Holdings Mobile Security, Inc.                                          Delaware             100%
     O'Gara-Hess & Eisenhardt Armoring Company                                Delaware             100%
         O'Gara-Hess & Eisenhardt de Colombia, S.A.                           Columbia             93%*
              O'Gara-Hess & Eisenhardt de Venezuela                           Venezuela            100%
         O'Gara-Hess & Eisenhardt do Brasil LTDA                              Brazil               100%
         Orientacion Profesional y Administrativa, S.A. de C.V.               Mexico               99.8%*
         The O'Gara Company de Mexico, S.A. de C.V.                           Mexico               100%



         O'Gara-Hess & Eisenhardt, Srl                                        Italy                90%*
         O'Gara-France S.A.                                                   France               100%
              O'Gara Hess & Eisenhardt- France S.A.                           France               100%
                  Hellio Poids Lourds - Carrosserie                           France               100%
                  SARL Normandie Carrosserie                                  France               90.1%
                  Societe de Blindage et de Securite S.B.S.                   France               100%
                  Essonne Carrosserie VI S.A.R.L                              France               68%
                  SARL Essonne Securite                                       France               6%
     O'Gara Security Associates, Inc.                                         Ohio                 100%
         ITI Limited Partnership                                              Texas                99%*
         International Training, Inc.                                         Virginia             100%
              ITI Limited Partnership                                         Texas                1%*
     The O'Gara Company                                                       Ohio                 100%
         O'Gara-Hess & Eisenhardt de Colombia, S.A.                           Columbia             7%*
              O'Gara-Hess & Eisenhardt de Venezuela                           Venezuela            100%
         Orientacion Profesional y Administrativa, S.A. de C.V.               Mexico               0.2%*
         O'Gara-Hess & Eisenhardt, Srl                                        Italy                10%*

Armor Holdings Products, Inc.                                                 Delaware             100%
     911EP, Inc.                                                              Delaware             100%
     Armor Holdings Forensics, Inc.                                           Delaware             100%
         Identicator, Inc.                                                    Delaware             100%
     Armor Safety Products Company                                            Delaware             100%
     Break-Free Armor Corp.                                                   Delaware             100%
         Armor Holdings Payroll Services, LLC                                 Delaware             100%
         B-Square, Inc.                                                       Texas                100%
         Break-Free, Inc.                                                     Delaware             100%
         Speedfeed Acquisition Corp.                                          Delaware             100%
     Defense Technology Corporation of America                                Delaware             100%
     Monadnock Lifetime Products, Inc. (DE)                                   Delaware             100%
         Casco International, Inc.                                            New Hampshire        100%
         Monadnock Lifetime Products, Inc. (NH)                               New Hampshire        100%
         Monadnock Police Training Council, Inc.                              New Hampshire        100%
     Pro-Tech Armored Products of Massachusetts, Inc.                         Massachusetts        100%
         Ramtech Development Corp.                                            Delaware             100%
     Safariland Internacional, S.A. de C.V.                                   Mexico               1%*
     Safari Land Ltd., Inc.                                                   California           100%
         Safariland Government Sales, Inc.                                    California           100%
         Safariland Internacional, S.A. de C.V.                               Mexico               99%*

Armor Holdings Properties, Inc.                                               Delaware             100%
     NAP Properties, Ltd.                                                     California           8%*
     NAP Property Managers, LLC                                               California           100%
         NAP Properties, Ltd.                                                 California           92%*

Low Voltage Systems Technology, Inc.                                          New Jersey           100%

Network Audit Systems, Inc.                                                   Delaware             100%

New Technologies Armor, Inc.                                                  Delaware             100%

The Parvus Company                                                            Maryland             100%
     Parvus Crisis Management Corporation                                     Maryland             100%
     The Parvus International Information Company                             Maryland             100%

USDS, Inc.                                                                    Delaware             100%

* Remaining percentage held by other, direct or indirect, wholly-owned Armor subsidiaries.